SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K
                            CURRENT REPORT




                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) May 14, 1999



                       BUTLER NATIONAL CORPORATION
          (Exact name of Registrant as specified in its charter)

    Delaware                     0-1678                   41-0834293
(State of incorporation)(Commission File Number)   (I.R.S. Employer
                                                       Identification No.)



           11920 West 161st Street, Olathe, Kansas  66062
           (Address of Principal Executive Office)(Zip Code)

Registrant's telephone number, including area code:  (913) 780-9595

Former Name, former address and former fiscal year if changed since last report:



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Item 5.  Other Matters

     Butler National Corporation reported that on May 4, 1999, the Board of Directors determined that the interests of the shareholders would be best served by distributing the common stock of its Indian Gaming Subsidiary ("IGS") to the shareholders. See exhibit 99.


Item 7.  Financial Statements and Exhibits

     a.  Exhibit

           99   Press Release dated May 14, 1999




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                              Signatures


   Pursuant to the requirements of the Securities & Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                        Butler National Corporation
                                               (Registrant)



May 14, 1999                            /S/Clark D. Stewart
  (Date)                                Clark D. Stewart
                                        President and Chief Executive Officer


May 14, 1999                            /S/Robert E. Leisure
  (Date)                                Robert E. Leisure
                                        Chief Financial Officer